EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ JOHN H. DASBURG

John H. Dasburg

STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared John H. Dasburg, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public

My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ JOSEPH L. DIONNE

Joseph L. Dionne
STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared Joseph L. Dionne, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public

My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ EDWARD T. FOOTE II

Edward T. Foote II
STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared Edward T. Foote II, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public
My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ DAVID I. FUENTE

David I. Fuente
STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared David I. Fuente, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public
My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ JOHN A. GEORGES

John A. Georges
STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared John A. Georges, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public

My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ LYNN M. MARTIN

Lynn M. Martin
STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared Lynn M. Martin, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public

My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ DANIEL H. MUDD

Daniel H. Mudd
STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared Daniel H. Mudd, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public
My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ EUGENE A. RENNA

Eugene A. Renna

STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared Eugene A. Renna, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public
My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ HANSEL E. TOOKES II

Hansel E. Tookes II
STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared Hansel E. Tookes II, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public
My commission expires March 23, 2004

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O’Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 2002 (the “Form 10-K”), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

/s/ CHRISTINE A. VARNEY

Christine A. Varney
STATE OF FLORIDA	) )	ss:
COUNTY OF DADE	)

     Before me appeared Christine A. Varney, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 14th day of February, 2003 that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal:

/s/ JANICE JOHNSON

Notary Public
My commission expires March 23, 2004